                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

             INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A
                                  INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                   CANADA LIFE OF AMERICA SERIES FUND, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

[LETTERHEAD OF CANADA LIFE INSURANCE COMPANY APPEAR HERE]



March 25, 1999

Dear Contract Owner:

As Owner of a variable annuity contract ("Contract") issued by Canada Life Insurance Company of New York ("CLNY"), you have the right to instruct CLNY how to vote certain shares of International Equity Portfolio, Value Equity Portfolio and/or Managed Portfolio of Canada Life of America Series Fund, Inc. (the "Company") at the April 15, 1999 special meeting of shareholders of Value Equity and Managed Portfolios, and any adjournments thereof (the "Meeting"). To assist you in giving this instruction, enclosed are the following:

     (1)   A Notice of the Meeting;
     (2)   Voting Instruction Form; and
     (3)   A Proxy Statement to Shareholders.

Please read the enclosed Notice of the Meeting and the Proxy Statement for details regarding the purposes of the Meeting.

The purposes of the Meeting are to vote on the approval of proposed subadvisory agreements between CL Capital Management, Inc. ("CLCM") and LAKETON Investment Management, Inc. ("LAKETON") for the Company's Value Equity Portfolio, International Equity Portfolio and the equity portion of Managed Portfolio, the material terms of which are substantially similar to those of the current advisory agreement for each Portfolio, except that LAKETON will act subject to the supervision of CLCM, and CLCM will be solely responsible for payment to LAKETON of the subadvisory fees payable for each Portfolio. Accordingly, approval of the proposed subadvisory agreements will not result in an increase of the total operating expenses of either Portfolio. In addition, another purpose will be to transact such other business as may properly come before the Meeting. See the Proxy Statement for Details.

Canada Life of New York Variable Annuity Account 2 is one of three shareholders of the Company. Although you are not directly a shareholder of either Portfolio, some or all of your Contract value is invested, as provided by your Contract, into one or all of the Portfolios. Accordingly, you have the right to instruct CLNY how to vote the shares of International Equity, Value Equity and/or Managed Portfolio that are attributable to your Contract.

To be given effect at the Meeting, we must receive your properly executed Voting Instruction Form(s) at P.O. Box 105087, Atlanta, Georgia 30348, no later than April 13, 1999.

IF WE SO RECEIVE YOUR FORM AND NO CHOICE AS TO THIS PROPOSAL IS SPECIFIED IN IT, WE WILL VOTE SUCH SHARES "FOR" SUCH PROPOSAL.

             Canada Life Insurance Company of New York Home Office

If we do not receive timely voting instructions, we will vote the shares of each Portfolio in the same proportion as to those shares attributable to International Equity, Value Equity or Managed Portfolio for which we have received timely instructions. We will vote shares held in our general account in the same proportion as the instructions received from Contract Owners and annuity account owners. We will also vote shares of International Equity, Value Equity or Managed Portfolio in our best judgment on any other matters which come before the Meeting.

The number of Portfolio shares for which an owner of a Contract or a variable account may give instructions is determined as follows. For each owner the number of votes in International Equity, Value Equity or Managed Portfolio will be determined by dividing the amount of the Contract's or annuity account's value attributable to the Portfolio as of the record date by the value of one share of such Portfolio. Fractional shares will be counted.

Please complete and promptly return the Voting Instruction Form using the instructions provided on it. Your instructions are very important, and we appreciate your return of the Form as soon as possible.

Thank you for your prompt cooperation.

Very truly yours,



Ron Beettam
President
Canada Life Insurance Company of New York

[LETTERHEAD OF CANADA LIFE APPEAR HERE]


March 25, 1999

Dear Contract Owner:

As Owner of a variable annuity contract ("Contract") issued by Canada Life Insurance Company of America ("CLICA"), you have the right to instruct CLICA how to vote certain shares of Value Equity, International Equity and/or Managed Portfolio of Canada Life of America Series Fund, Inc. (the "Company") at the April 15, 1999 special meeting of shareholders of Value Equity, International Equity and Managed Portfolios, and any adjournments thereof (the "Meeting"). To assist you in giving this instruction, enclosed are the following:

     (1)   A Notice of the Meeting;
     (2)   Voting Instruction Form; and
     (3)   A Proxy Statement to Shareholders.

Please read the enclosed Notice of the Meeting and the Proxy Statement for details regarding the purposes of the Meeting.

The purposes of the Meeting are to vote on the approval of proposed subadvisory agreements between CL Capital Management, Inc. ("CLCM") and LAKETON Investment Management, Inc. ("LAKETON") with respect to the Company's Value Equity Portfolio or the equity portion of Managed Portfolio, the material terms of which are substantially similar to those of the current advisory agreement for each Portfolio, except that LAKETON will act subject to the supervision of CLCM, and CLCM will be solely responsible for payment to LAKETON of the subadvisory fees payable for each Portfolio. Accordingly, approval of the proposed subadvisory agreements will not result in an increase of the total operating expenses of either Portfolio. In addition, another purpose will be to transact such other business as may properly come before the Meeting. See the Proxy Statement for Details.

Canada Life of America Variable Annuity Account 2 is one of three shareholders of the Company. Although you are not directly a shareholder of either Portfolio, some or all of your Contract value is invested, as provided by your Contract, into one or both of the Portfolios. Accordingly, you have the right to instruct CLICA how to vote the shares of International Equity, Value Equity and/or Managed Portfolio that are attributable to your Contract.

To be given effect at the Meeting, we must receive your properly executed Voting Instruction Form(s) at P.O. Box 105087, Atlanta, Georgia 30348, no later than April 13, 1999.

IF WE SO RECEIVE YOUR FORM AND NO CHOICE AS TO THIS PROPOSAL IS SPECIFIED IN IT, WE WILL VOTE SUCH SHARES "FOR" SUCH PROPOSAL.

                6201 Powers Ferry Road, NW . Atlanta, GA 30339

If we do not receive timely voting instructions, we will vote the shares of each Portfolio in the same proportion as to those shares attributable to Value Equity, International Equity or Managed Portfolio for which we have received timely instructions. We will vote shares held in our general account in the same proportion as the instructions received from Contract Owners and annuity account owners. We will also vote shares of Value Equity, Internatioanl Equity or Managed Portfolio in our best judgment on any other matters which come before the Meeting.

The number of Portfolio shares for which an owner of a Contract or annuity account may give instructions is determined as follows. For each owner the number of votes in Value Equity, International Equity or Managed Portfolio will be determined by dividing the amount of the Contract's or annuity account's value attributable to the Portfolio as of the record date by the value of one share of such Portfolio. Fractional shares will be counted.

Please complete and promptly return the Voting Instruction Form using the instructions provided on it. Your instructions are very important, and we appreciate your return of the Form as soon as possible.

Thank you for your prompt cooperation.

Very truly yours,



Ron Beettam
President
Canada Life Insurance Company of America

[LETTERHEAD OF CANADA LIFE APPEAR HERE]


March 25, 1999

Dear Contract Owner:

As trustee of an employer-sponsored 401(k) plan holding a group annuity account ("Annuity Account") issued by Canada Life Insurance Company of America ("CLICA"), you have the right to instruct CLICA how to vote certain shares of Value Equity, International Equity and/or Managed Portfolio of Canada Life of America Series Fund, Inc. (the "Company") at the April 15, 1999 special meeting of shareholders of Value Equity, International Equity and Managed Portfolios, and any adjournments thereof (the "Meeting"). To assist you in giving this instruction, enclosed are the following

     (1)   A Notice of the Meeting;
     (2)   Voting Instruction Form; and
     (3)   A Proxy Statement to Shareholders.

Please read the enclosed Notice of the Meeting and the Proxy Statement for details regarding the purposes of the Meeting.

The purposes of the Meeting are to vote on the approval of proposed subadvisory agreements between CL Capital Management, Inc. ("CLCM") and LAKETON Investment Management, Inc. ("LAKETON") with respect to the Company's Value Equity Portfolio, International Equity Portfolio or the equity portion of Managed Portfolio, the material terms of which are substantially similar to those of the current advisory agreement for each Portfolio, except that LAKETON will act subject to the supervision of CLCM, and CLCM will be solely responsible for payment to LAKETON of the subadvisory fees payable for each Portfolio. Accordingly, approval of the proposed subadvisory agreements will not result in an increase of the total operating expenses of either Portfolio. In addition, another purpose will be to transact such other business as may properly come before the Meeting. See the Proxy Statement for Details.

Canada Life of America Annuity Account 2 is one of three shareholders of the Company. Although you are not directly a shareholder of either Portfolio, some or all of your Account value is invested into one or all of the Portfolios. Accordingly, you have the right to instruct CLICA how to vote the shares of Value Equity, International Equity, and/or Managed Portfolio that are attributable to your Account.

To be given effect at the Meeting, we must receive your properly executed Voting Instruction Form(s) at P.O. Box 105087, Atlanta, Georgia 30348, no later than April 13, 1999.

IF WE SO RECEIVE YOUR FORM AND NO CHOICE AS TO THIS PROPOSAL IS SPECIFIED IN IT, WE WILL VOTE SUCH SHARES "FOR" SUCH PROPOSAL.

                6201 Powers Ferry Road, NW . Atlanta, Ga 30339

If we do not receive timely voting instructions, we will vote the shares of each Portfolio in the same proportion as to those shares attributable to Value Equity, International Equity or Managed Portfolio for which we have received timely instructions. We will vote shares held in our general account in the same proportion as the instructions received from the owners of Variable Accounts and annuity contracts. We will also vote shares of Value Equity, International Equity or Managed Portfolio in our best judgment on any other matters which come before the Meeting.

The number of Portfolio shares for which an owner of an Account or variable annuity contract may give instructions is determined as follows. For each owner the number of votes in Value Equity, International Equity or Managed Portfolio will be determined by dividing the amount of the Annuity Account's or variable annuity contract's value attributable to the Portfolio as of the record date by the value of one share of such Portfolio. Fractional shares will be counted.

Please complete and promptly return the Voting Instruction Form using the instructions provided on it. Your instructions are very important, and we appreciate your return of the Form as soon as possible.

Thank you for your prompt cooperation.

Very truly yours,



Ron Beettam
President
Canada Life Insurance Company of America

                   CANADA LIFE OF AMERICA SERIES FUND, INC.
           VALUE EQUITY, INTERNATIONAL EQUITY AND MANAGED PORTFOLIOS
                             330 University Avenue
                            Toronto, Canada M5G IR8

                                   NOTICE OF
                        SPECIAL MEETING OF SHAREHOLDERS
                                March 25, 1999


TO THE SHAREHOLDERS:

     A special meeting of the shareholders of Value Equity, International Equity and Managed Portfolios of the Canada Life of America Series Fund, Inc. (the "Company"), will be held at 10:00 a.m. on Thursday, April 15, 1999, and any adjournments thereof (the "Meeting"), at 6201 Powers Ferry Road, N.W., Suite 600, Atlanta, Georgia 30339, for the following purposes:

(1) To approve subadvisory agreements between CL Capital Management, Inc. ("CLCM") and LAKETON Investment Management, Inc. ("LAKETON") with respect to Value Equity Portfolio, International Equity Portfolio and the equity portion of Managed Portfolio, the material terms of which are substantially similar to those of the current advisory agreement for each Portfolio, except that LAKETON will act subject to the supervision of CLCM, and CLCM will be solely responsible for payment to LAKETON of the subadvisory fees payable for each Portfolio; and

(2) To transact such other business as may properly come before the meeting or any adjournment thereof, including any adjournment(s) necessary to obtain requisite approvals.

Canada Life Insurance Company of America ("CLICA") and Canada Life Insurance Company of New York ("CLNY") are shareholders of each Portfolio. However, CLICA and CLNY hereby solicit and agree to vote the shares of Value Equity, International Equity and Managed Portfolios at this Meeting in accordance with the timely instructions received from owners of variable annuity contracts ("Contracts") funded through Canada Life of America Variable Annuity Account 1 and Canada Life of New York Variable Annuity Account 1, and from trustees of employer-sponsored 401(k) plans holding group annuity accounts ("Accounts") funded through Canada Life of America Annuity Account 2, each of which invests in shares of Value Equity, International Equity and/or Managed Portfolios.

As a Contract Owner of record, or as trustee of an employer-sponsored 401(k) plan that is an Account Owner, as of the close of business on March 1, 1999, you have the right to instruct CLICA or CLNY as to the manner in which shares of Value Equity and/or Managed Portfolio attributable to your Contract or Account should be voted. To assist you in giving your instructions, a Voting Instruction Form is enclosed that reflects the number of shares of Value Equity, International Equity and/or Managed Portfolio for which you are entitled to give voting instructions. In addition, a Proxy Statement is attached to this Notice and describes the matters to be acted upon at the Meeting.

YOUR INSTRUCTIONS ARE IMPORTANT. Please read the attached Proxy Statement and complete the enclosed Voting Instruction Form and return it promptly in the enclosed postpaid return envelope.


                                   By Order of the Board of Directors



                                   Charles H. MacPhaul, Assistant Secretary
March 25, 1999                     Canada Life of America Series Fund, Inc.

                   CANADA LIFE OF AMERICA SERIES FUND, INC.
           VALUE EQUITY, INTERNATIONAL EQUITY AND MANAGED PORTFOLIOS

PRINCIPAL EXECUTIVE OFFICE                   MAILING ADDRESS
330 University Avenue                        P.O. Box 105087
Toronto, Canada M5G IR8                      Atlanta, Georgia 30348

                                March 25, 1999

                      PROXY STATEMENT TO PERSONS ENTITLED
                          TO GIVE VOTING INSTRUCTIONS
                              IN CONNECTION WITH
              CANADA LIFE OF AMERICA VARIABLE ANNUITY ACCOUNT 1,
                   CANADA LIFE OF AMERICA ANNUITY ACCOUNT 2,
                                      AND
              CANADA LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT 1

                   Soliciting Instructions for the Voting of
      Shares of Value Equity, International Equity and Managed Portfolios
                  of Canada Life of America Series Fund, Inc.
               at the Special Meeting of Shareholders to be held
                               on April 15, 1999

This Proxy Statement is first being furnished on March 25, 1999 in connection with a solicitation by Canada Life Insurance Company of America ("CLICA"), Canada Life Insurance Company of New York ("CLNY"), and Canada Life of America Series Fund, Inc. (the "Company") of voting instructions from owners of variable annuity contracts (the "Contracts") and trustees of employer-sponsored 401(k) plan owning annuity accounts (the "Plan Accounts") entitled to give such instructions for use at the special meeting of shareholders of the Company's Value Equity, International Equity and Managed Portfolios (each, a "Portfolio"), to be held at 10:00 a.m. on Thursday, April 15, 1999, and any adjournment thereof (the "Meeting"), at 6201 Powers Ferry Road, N.W., Suite 600, Atlanta, Georgia 30339, for the purposes set forth below and in the accompanying Notice of the Meeting. At the Meeting, shareholders of each Portfolio will be asked:

     (1) To approve a sub-investment advisory agreement between CL Capital Management, Inc. ("CLCM") and Laketon Investment Management Ltd. with respect to the Company's Value Equity, International Equity and Managed Portfolios, the material terms of which are substantially similar to those of the current sub-investment advisory agreement for each Portfolio, except that Laketon Investment Management Ltd. will act subject to the supervision of CLCM, and CLCM will be solely responsible for payment to Laketon Investment Management Ltd. of the sub-investment advisory fees payable for each Portfolio; and

     (2) To transact such other business as may properly come before the Meeting, including any adjournment(s) necessary to obtain requisite approvals.

CLICA is a stock life insurance company with assets as of December 31, 1998 of approximately $2.7 billion. It was incorporated under Michigan law on April 12, 1988 and is principally engaged in issuing and reinsuring annuity policies. CLICA is admitted in all states (except Vermont and New York) and the District of Columbia. (CLNY is licensed in the State of New York.) CLICA is a wholly owned subsidiary of The Canada Life Assurance Company, a Canadian life insurance company headquartered at 330 University Avenue, Toronto, Ontario, Canada, M5G 1R8, with a U.S. home office in Atlanta, Georgia. The Canada Life Assurance Company commenced insurance operations in 1847 and has been actively operating in the United States since 1889 with consolidated assets as of December 31, 1998 of approximately $29.4 billion.

CLNY is a stock life insurance company with assets as of December 31, 1998 of approximately $288 million. It was incorporated under New York law on June 7, 1971 and is principally engaged in issuing annuity and life insurance policies in the State of New York. CLNY is a wholly owned subsidiary of The Canada Life Assurance Company.

CLCM, which is located at 6151 Powers Ferry Road, N.W., Atlanta, Georgia 30339, has served as investment adviser to the Company since May 1, 1995.

CLICA's Board of Directors established Canada Life of America Variable Annuity Account 1 ("Variable Account 1") as a separate investment account of CLICA on July 22, 1988 and Canada Life of America Annuity Account 2 ("Annuity Account 2") as an unregistered separate account of CLICA on September 14, 1992. CLNY's Board of Directors established Canada Life of New York Variable Annuity Account 1 ("New York Variable Account") as a separate investment account of CLNY on September 13, 1989. Variable Account 1, Annuity Account 2 and New York Variable Account are referred to, collectively, as the "Accounts." Variable Account 1 and New York Variable Account are registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Act") as unit investment trusts.

Contract owners may allocate net premiums and policy value among the sub-accounts of their particular Account, including Value Equity Sub-Account , International Equity Sub-Account and Managed Sub-Account (each, a "Sub-Account"). The assets of each Sub-Account are, in turn, invested in shares of the corresponding Portfolio of the Company. Each Portfolio represents a separate investment portfolio of the Company, which is a Maryland corporation organized on February 23, 1989. The Company is registered with the Commission as an open-end, management investment company under the Act. The Company does not have a principal underwriter. For purposes of this Proxy Statement, a Contract or Account owner who allocates premiums or policy value to Value Equity Sub-Account will be eligible to give voting instructions with regard to the interests in Value Equity Portfolio. A Contract or Account owner who allocates premiums or policy value to Managed Sub-Account will be eligible to give voting
instructions with regard to the interests in Managed Portfolio.   A Contract or
Account owner who allocates premiums or policy value to International Equity Sub-Account will be eligible to give voting instructions with regard to the interests in International Equity Portfolio.

Shareholders of each Portfolio will vote on the proposals at the Meeting to be held on April 15, 1999. CLICA and/or CLNY will bear the expense of the solicitation of voting instructions for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement and the accompanying Notice of the Meeting and Voting Instruction Form.

                RECORD DATE; VOTING RIGHTS; OUTSTANDING SHARES



Contract and Plan Account owners of record as of the close of business on March 1, 1999 will be entitled to be present and give voting instructions at the Meeting. As of that date, there were 1,220,852.1840 shares of Value Equity Portfolio, 534,219.1790 shares of International Equity Portfolio and 1,180,519.6190 shares of Managed Portfolio outstanding. The following table identifies the shareholders of each Portfolio:


------------------------------------------------------------------------------------------------------------------
                                  Value Equity               Managed Portfolio        International Equity
                                  Portfolio                                           Portfolio
------------------------------------------------------------------------------------------------------------------
      Shareholder                 Number of     Shares       Number of     Shares     Number of          Shares
                                  Shares        (%)          Shares        (%)        Shares             (%)
------------------------------------------------------------------------------------------------------------------
Canada Life of America            441,179.1180   36.2%       731,759.0360   62.0%     172,832.7800        32.4%
Variable Annuity
Account 1
------------------------------------------------------------------------------------------------------------------
Canada Life of                    531,202.6660   43.5%       131,432.4400   11.1%     174,615.8530        32.7%
America Annuity
Account 2
------------------------------------------------------------------------------------------------------------------
Canada Life of                      7,671.9320    0.6%        17,357.9820    1.5%      12,450.5530         2.3%
New York Variable
Annuity
Account 1
------------------------------------------------------------------------------------------------------------------
The Canada Life                   240,798.4680   19.7%       299,970.1610   25.4%     174,319.9930        32.6%
Assurance Company and
its affiliates
------------------------------------------------------------------------------------------------------------------

According to an undertaking made in the Variable Account 1, Annuity Account 2, and New York Variable Account prospectuses, CLICA and CLNY will vote shares of each Portfolio based on timely voting instructions received from Contract and Plan Account owners. To be timely and given effect, properly executed Voting Instruction Forms must be forwarded to and received by CLICA or CLNY at P.O. Box 105087, Atlanta, Georgia 30348, Attn. Charles H. MacPhaul, Assistant Secretary, not later than 5:00 p.m., Eastern time, on April 13, 1999. If no choice is specified for the proposal to be voted upon at the Meeting, the timely return of the Voting Instruction Forms shall be deemed to be an instruction to vote such shares in favor of such proposal. Accordingly, such shares will be voted by CLICA or CLNY in favor of the Sub-Investment Advisory Agreement between CLCM and Laketon Investment Management Ltd.

You may revoke your Voting Instruction Form at any time prior to its being voted, by notifying the President or Secretary of the Company, at its Executive Offices, in writing.

CLICA and CLNY will vote the shares of a Portfolio for which timely voting instructions are not received in the same proportion as those shares attributable to that Portfolio for which timely instructions are received. CLICA and CLNY will vote the shares held in their general accounts in the same proportion as those shares attributable to that Portfolio for which timely instructions are received. CLICA, The Canada Life Assurance Company or their affiliates will vote Portfolio shares held in their unregistered separate accounts in their discretion. Portfolio shares will also be voted in the best judgment of CLICA and CLNY on any other matters which come before the meeting.

The number of Portfolio shares in the Sub-Account for which an owner may give instruction is determined by dividing any portion of the Contract's or Plan Account's value derived from participation in that Sub-Account by the value of one share in the Value Equity, International Equity or Managed Portfolio determined as of the record date. Each share of a Portfolio is entitled to one vote. Fractional votes will be counted.

VOTE REQUIRED

Approval of each sub-investment advisory agreement requires the affirmative vote of "a majority of the outstanding voting securities" of Value Equity, International Equity or Managed Portfolio, as the case may be, as that term is defined under the Act. Under the Act, the vote of "a majority" means the affirmative vote of the holders of the lesser of: (1) 67% or more of the shares of the Portfolio present in person or by proxy at the Meeting if the holders of more than 50% of the outstanding shares are so present or so represented, or (2) more than 50% of such outstanding shares.

                                  BACKGROUND

Laketon Investment Management Ltd. ("Laketon") is owned 35% by The Canada Life Assurance Company, located at 330 University Avenue, Toronto, Canada M5G 1R8, and 65% by certain employees of Laketon Investment Management Ltd. through an employee-owned holding company. Laketon is located at 130 Adelaide Street West, Suite 3000, Toronto, Ontario, Canada, M5H 3P5. Laketon does not have any additional shareholders, nor are there any other persons with a material direct interest in Laketon. Laketon provides investment advisory services to CLICA and The Canada Life Assurance Company in connection with the insurers' institutional and qualified retirement plan business.

Upon approval by a Portfolio's shareholders, Laketon would provide sub-investment advisory services to Value Equity Portfolio, International Equity Portfolio and to the equity portion of Managed Portfolio, in each case under a written sub-investment advisory agreement approved at the February 24, 1999 meeting of the Company's Board of Directors. Each sub-investment advisory agreement was voted upon and approved by the Company's directors, including a majority of the directors who are not interested persons of either CLCM or Laketon (as defined under the Act), at that Board meeting. Section 15(a) of the Act prohibits any person from serving as an investment adviser or sub-investment adviser to a registered investment company except under a written contract that has been approved by the shareholders of the registered investment company. Accordingly, for Laketon to provide sub-investment advisory services to the Value Equity, International Equity and Managed Portfolio, Contract and Plan Account owners must approve the sub-investment advisory agreement between CLCM and Laketon.

The form of Managed Portfolio's proposed sub-investment advisory agreements is attached as an Exhibit. The other two agreements differ only as to the name of the Portfolio and the portion of the assets for which Laketon will serve as subadviser and be compensated therefor. Contract and Plan Account owners should read the proposed agreement carefully. Under the proposed sub-investment advisory agreements, CLCM is responsible for the monthly payment of sub-investment advisory fees to Laketon at the annual rate of 0.25% of the average daily net asset value of Value Equity Portfolio and the equity portion of Managed Portfolio and at the annual rate of 0.30% of the average daily net asset value of the International Equity Portfolio. Under no agreement is the Company obligated to pay fees to Laketon. Accordingly, approval of the proposed sub-investment advisory agreement will result in no increase in the total operating expenses of the Portfolios.

CLCM believes that Laketon as the sub-investment adviser for the Value Equity, International Equity and the equity portion of Managed Portfolios would benefit the Company, the Portfolios and their shareholders, and Contract and Plan Account owners. As discussed below, Laketon has substantial experience advising equity portfolios, a successful track record for the portfolios it has advised, and highly educated and experienced personnel.


                                   PROPOSAL
              APPROVAL OF NEW SUB-INVESTMENT ADVISORY AGREEMENTS

Contract and Plan Account owners are being asked to approve sub-investment advisory agreements between CLCM and Laketon to permit Laketon to serve as the sub-investment adviser for Value Equity Portfolio, International Equity Portfolio and for the equity portion of Managed Portfolio.

The proposed sub-investment advisory agreements for Value Equity, International Equity and the equity portion of Managed Portfolios were approved by the Company's Board of Directors, including a majority of the directors who are not parties to the sub-investment advisory agreements or interested persons of any parties to the agreement, at a meeting held on February 24, 1999. As noted earlier, CLCM will be responsible for any fees payable under the sub-investment advisory agreement to Laketon; neither the Company nor either Portfolio will be responsible for any payments to Laketon under a sub-investment advisory agreement.

If a proposed sub-investment advisory agreement is approved by the shareholders of any of Value Equity, International Equity and Managed Portfolios, the agreement will remain in effect as to that Portfolio, unless earlier terminated, for an initial term expiring two years from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that the continuance is approved at least annually: (1) by the Company's Board of Directors or by the vote of a majority of the outstanding voting securities of Value Equity, International Equity or Managed Portfolio, as the case may be, and, (2) by a majority of the Company's directors who are not parties to the sub-investment advisory agreement or interested persons of any such party (other than as directors of the Company).

If the shareholders of Value Equity, International Equity or Managed Portfolio do not approve the proposed sub-investment advisory agreement, CLCM and the directors would obtain interim sub-investment advisory services for the Portfolio, either from Laketon or from another advisory organization. Thereafter, the directors would either negotiate a new sub-investment advisory agreement for the Value Equity, International Equity or Managed Portfolio, as the case may be, with an investment advisory organization selected by the directors or make other appropriate arrangements, in either event subject to approval by the shareholders of the Value Equity, International Equity or Managed Portfolio.

DESCRIPTION OF THE SUB-INVESTMENT ADVISORY AGREEMENT

As noted earlier, the material terms of the proposed subadvisory agreements are substantially similar to those of the current subadvisory agreement for each Portfolio, except that Laketon will act subject to the supervision of CLCM, and CLCM will be solely responsible for payment to Laketon of the subadvisory fees payable for each Portfolio. Each Portfolio pays CLCM an annual advisory fee of 0.50% of the average daily net asset value of the Portfolio. Under the terms of the proposed sub-investment advisory agreements, Laketon agrees:

 .  to manage the investment and reinvestment of the assets of Value Equity
   Portfolio, International Equity Portfolio and the equity portion of Managed Portfolio;
 . continuously to review, supervise and administer each Portfolio's investments, subject to the supervision of the Company's Board of Directors and CLCM;

 . to be responsible for placing orders for the purchase and sale of the investments directly with brokers and dealers selected by it in its discretion; and

 . to furnish to CLCM and the Board of Directors, which has overall responsibility for the business and affairs of the Company and its Portfolios, periodic reports on the investment performance of Value Equity, International Equity and the equity Portion of Managed Portfolio.

In consideration for the services to be provided by Laketon, CLCM agrees to pay Laketon annual subadvisory fees of 0.25% of the average daily net asset value of Value Equity Portfolio and Managed Equity Portfolio and 0.30% of the average daily net asset value of International Equity Portfolio.

Each sub-investment advisory agreement provides that Laketon shall not be liable under the agreement for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing in the agreement shall be deemed to protect, or purport to protect, Laketon against any liability to Value Equity, International Equity and Managed Equity Portfolio or to the shareholders of the Portfolio to which Laketon would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties under the agreement or by reason of Laketon's reckless disregard of its obligations and duties under the agreement.

Under the Act, each sub-investment advisory agreement may be terminated at any time, without penalty: (1) by the Company's Board of Directors or by a vote of a majority of the outstanding voting securities of the Value Equity, International Equity or Managed Portfolio, or (2) by Laketon, in each case on 60 days' written notice to the other party.

The terms of each sub-investment advisory agreement obligate Laketon to manage the Value Equity, International Equity and the equity portion of Managed Portfolio in accordance with applicable laws and regulations. Laketon's provision of investment advisory services to the Portfolios is not exclusive under the terms of the sub-investment advisory agreement. Laketon is free to, and does render, investment advisory services to others. See "Information About Laketon" below.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Under each proposed sub-investment advisory agreement, Laketon agrees to be responsible for the investment decisions of Value Equity, International Equity and the equity portion of Managed Portfolio, including:

 . decisions to buy and sell securities, . the selection of brokers and dealers to effect the transactions, . the placing of investment transactions, and . the negotiation of any brokerage commissions.

No Portfolio would have any obligation to deal with any dealer or groups of
dealers in the execution of transactions in portfolio securities.   In placing
orders, it is the Company's policy on behalf of each of Value Equity, International Equity and the equity portion of Managed Portfolios to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of execution. While Laketon would generally seek reasonably competitive spreads or commissions, a Portfolio would not necessarily be paying the lowest spread or commission available.

If the securities in which the Portfolios invest are traded primarily in the over-the-counter market, where possible, a Portfolio would deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. The cost of securities transactions for a Portfolio would consist primarily of brokerage commissions or dealer or underwriter spreads.

While Laketon would seek to obtain the most favorable net results in effecting transactions for each Portfolio, dealers who provide supplemental investment research to Laketon may receive orders for transactions by the Portfolio. Such supplemental research service ordinarily would consist of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in Laketon's judgment, a Portfolio would be benefited by such supplemental research services, Laketon would be authorized to pay spreads or commissions to brokers or dealers furnishing such services that are in excess of spreads or commissions that another broker or dealer may charge for the same transaction. Information so received would be in addition to, and not in lieu of, the services required to be performed by Laketon under a sub-investment advisory agreement. Laketon's expenses would not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, Laketon might use such supplemental research in providing investment advice to its other advisory accounts. Laketon would not use affiliated brokers to execute portfolio transactions on behalf of each Portfolio.

EVALUATION BY THE BOARD OF DIRECTORS

At the Company's Board meeting held on February 24, 1999, the Board of Directors, including those non-interested directors, reviewed and discussed information regarding the agreements. In evaluating the appointment of Laketon as sub-investment adviser to Value Equity, International Equity and the equity portion of Managed Portfolios, the Board of Directors was informed that the current subadvisor, Indago Capital Management, Inc., was merging with Laketon Investment Management Ltd. The Board of Directors reviewed materials furnished by CLICA, CLCM and Laketon relevant to the impending merger and their recommendation to appoint Laketon as the sub-investment adviser. Those materials included information regarding the merger of INDAGO into Laketon, its personnel, operations and financial condition; the performance of the U.S. equities held by Laketon's clients compared with that of the S&P 500 Stock Index, Russell 2500 and All Country World Index (ACWI) for various periods ended December 31, 1998; the terms of the sub-investment advisory agreement; and the reasons CLCM was recommending the appointment of Laketon as subadviser to the Portfolios.

At the meeting held on February 24, 1999, the directors evaluated Laketon's experience and expertise generally by considering such factors as:

 .  current assets under management as of December 31, 1998 in terms of total assets by asset class and by type of asset pools managed;
 .  a description of the type of clients for which Laketon has performed investment advisory services; and
 .  the fees Laketon charges its other clients for investment advisory services;
   and the length of Laketon's service to such other clients.

The directors noted that Laketon will render investment advisory services on behalf of separate accounts sponsored by The Canada Life Assurance Company. As of December 31, 1998, The Canada Life Assurance Company separate accounts managed by Laketon held $3.9 billion in assets. For the fiscal year ended December 31, 1998, Laketon received aggregate advisory fees of approximately $4 million. The directors also noted that certain of those separate accounts invest in U.S. equity securities, using an investment objective and policies similar to the Value Equity and equity portion of Managed Portfolios.

The directors considered the educational and professional background and investment management experience of Laketon's seventeen investment advisory personnel. The directors were presented with information as to the asset class teams and their focus and responsibilities as well as aggregate experience, which reflected, among other things, that a number of Laketon's investment advisory personnel held a Chartered Financial Analyst designation and/or a Masters in Business Administration. The information also reflected that the experience of Laketon's Global Equity Team combined for nearly sixty-seven years of experience in rendering investment advisory services. The directors also were provided with information as to Laketon's internal investment policies for diversification to minimize overall risk.

Laketon personnel briefly summarized their multi-stage investment process used in selecting securities, including, at Stage 1, the characteristics used in creating the universe from which stocks were selected and Laketon's global industry approach; at Stage 2, the method of determining the particular geographic allocation based on the factors of cyclical profitability, interest rates, valuation, and momentum; and, at Stage 3, the method of selecting particular stocks for buys or sells based on their ranking system and company analysis module. Next, Laketon's personnel described for the directors their internal portfolio monitoring process, including their tracking system, analysis of sector weightings, and their current U.S. and international equity strategy.

The directors were provided with information as to the subadvisory fees to be charged by Laketon on the assets of Value Equity, International Equity and the equity assets of Managed Portfolios and the advisory fees charged other Laketon clients for similar services rendered. Advisory fees charged by Laketon to other clients range from 0.10% to 0.45% of fund net assets compared with the subadvisory fee of 0.25% payable by CLCM to Laketon with respect to each Portfolio except the International Equity fee of 0.30%. The directors also considered the subadvisory fees in light of the services to be rendered under the sub-investment advisory agreements.

Based on its review, the Board of Directors approved each sub-investment advisory agreement and determined to recommend that Contract owners approve the agreements. In this regard, it was noted that Laketon had substantial experience advising equity portfolios, a successful track record for the accounts and portfolios it advised, and highly educated and experienced personnel including members of the current subadviser and that the proposed subadvisory fees were reasonable and fair for the subadvisory services rendered. Accordingly, after consideration of the above, and such other factors and information it deemed relevant, the Board of Directors, including each director who is not an interested person of either CLCM or Laketon, unanimously approved each sub-investment advisory agreement and voted to recommend its approval by shareholders of Value Equity, International Equity and Managed Portfolios.


INFORMATION ABOUT LAKETON

Laketon, a registered investment adviser under the Investment Advisers Act of 1940, has conducted investment management services since its organization on September 14, 1979. Since 1979 Laketon has served as investment adviser to individuals, pension, profit sharing and other employee benefit plans, trusts, endowments, foundations and corporations. INDAGO Capital Management, Inc., the previous subadviser for Value Equity, International Equity and the equity portion of Managed Portfolios, merged with Laketon on March 5, 1999. Laketon managed approximately $5.8 billion in assets as of December 31, 1998. Laketon's principal executive officers and directors and their principal occupations for the past five years are listed on the following chart.

NAME AND POSITION WITH LAKETON, PRINCIPAL OCCUPATION
----------------------------------------------------

Tony Brebner                  Chairman, Laketon*

Jock Fleming                  Chief Operating Officer, Laketon*

Kevin Elliott                 Portfolio Manager, Canadian Equities,
C.I.O.                        Laketon*

Barbara Belch                 Portfolio Manager, Canadian Equities
                              Laketon*

Helen Jean Chisholm-Owen      Portfolio Manager, Small Cap Canadian Equities,
                              Laketon*

Peter Walter                  Portfolio Manager, Global Equities
                              Laketon*

Lance Speck                   Portfolio Manager, Global Equities,
                              Laketon*

Mary Throop                   Portfolio Manager, Global Equities,
                              Laketon*

Gary Morris                   Portolio Manager, Fixed Income,
                              Laketon*

Gary Kondrat                  Portfolio Manager, Private Capital Management,
                              Laketon*

Phillip Wooten                Portfolio Manager, Private Capital Management,
                              Laketon*

Richard Ruel                  Equity Trading, Laketon*

Andrew Osterback              Analyst, Fixed Income, Laketon*

Charles Wakefield             Client Services & Marketing, Laketon*

Ingrid Macintosh              Client Services & Marketing, Laketon*

Laurie McPhail                Client Services & Marketing, Laketon*

Sue Naylor                    Chief Financial Officer, Laketon*

* The principal business address is 130 Adelaide Street West, Suite 3000, Toronto, Ontario, Canada, M5H 3P5.

No officer or director of the Company holds any position with or owns any securities of or has any other material direct or indirect interest in Laketon.

OTHER BUSINESS

The duly appointed proxies may, in their discretion, vote upon any other matters as properly may come before the Meeting, including a proposal to adjourn even if a quorum is present to permit the continued solicitation of proxies in favor of the Proposal with respect to each Portfolio. At this time, the Company's Board of Directors does not know of any other business to be proposed at the Meeting other than the Proposal described in this Proxy Statement.

SUBMISSION OF SHAREHOLDER PROPOSALS

It is anticipated that, following the Meeting to be held on April 15, 1999, the Company will not hold any meetings of shareholders except as required by federal or Maryland state law. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to Charles H. MacPhaul, Assistant Secretary of the Company, P.O. Box 105087, Atlanta, Georgia 30348.


THE COMPANY'S ANNUAL REPORT IS AVAILABLE UPON REQUEST FREE OF CHARGE. FOR A COPY OF THE ANNUAL REPORT PLEASE SEND YOUR REQUEST TO VARIABLE ANNUITY ADMINISTRATION AT P.O. BOX 105087, ATLANTA, GEORGIA, 30348 OR CALL 1-800-905-1959. UPON RECEIPT OF YOUR REQUEST AND VERIFICATION OF OWNERSHIP OF A VARIABLE ANNUITY CONTRACT ISSUED THROUGH VARIABLE ACCOUNT 1 OR NEW YORK VARIABLE ACCOUNT, OR YOUR OWNERSHIP OF SHARES OF ANNUITY ACCOUNT 2, A COPY OF THE APPLICABLE ANNUAL REPORT WILL BE IMMEDIATELY FORWARDED TO YOUR ADDRESS VIA FIRST CLASS MAIL.

YOU ARE URGED TO FILL IN, DATE AND SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM.

                                    EXHIBIT

                       SUB-INVESTMENT ADVISORY AGREEMENT


     AGREEMENT made this 24th day of February, 1999 between CL Capital Management, Inc. (the "Investment Adviser"), a Georgia corporation, and Laketon Investment Management Ltd. (the "Sub-Investment Adviser"), a Canadian corporation:

                             W I T N E S S E T H :

     WHEREAS, Canada Life of America Series Fund, Inc., a Maryland Corporation (the "Fund") is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act"); and

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments; and

     WHEREAS, the Fund is currently comprised of six classes of stock (together with any classes subsequently added, the "Series"), each of which pursues its investment objectives through separate investment policies; and

     WHEREAS, the Sub-Investment Adviser is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Fund has employed the Investment Adviser to act as investment manager of the Fund as set forth in the Investment Advisory Agreement between the Fund and the Investment Adviser dated May 1, 1995 (the "Investment Advisory Agreement"); and

     WHEREAS, the Fund and the Investment Adviser desire to retain the Sub-Investment Adviser to render certain investment advisory services to the equity portion of the Managed Series in the manner and on the terms hereinafter set forth;

     NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Investment Adviser and the Sub-Investment Adviser hereby agree as follows:

                                   ARTICLE I
                                   ---------

                     Duties of the Sub-Investment Adviser
                     ------------------------------------

     The Investment Adviser hereby employs the Sub-Investment Adviser to act as the investment adviser of the equity portion of the Managed Series of the Fund, and to furnish the investment advisory services described below, subject to the supervision of the Board of Directors of the Fund and the Investment Adviser, for the period and on the terms and conditions set forth in this Agreement. The Sub-Investment Adviser hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-Investment Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or shall in no way be deemed an agent of the Fund.

     The Sub-Investment Adviser, shall provide the equity portion of the Managed Series with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of such Series, shall furnish continuously an investment program for such Series, shall determine from time to time which securities shall be purchased, sold or exchanged, determine how voting and other rights with respect to the securities of the equity portion of the Managed Series shall be exercised, and what portions of such Series shall be held in the various securities in which the Series invests or cash, and shall take such steps as are necessary to implement any overall investment plan for such Series, including providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments. The Sub-Investment Adviser's services shall be subject always to the control and supervision of the Board of Directors of the Fund and the Investment Adviser, the restrictions of the Articles of Incorporation and By-Laws of the Fund, as amended from time to time, the provisions of the Investment Company Act, the statements relating to the investment objectives of the equity portion of the Managed Series, investment policies and investment restrictions as the same are set forth in the currently effective registration statement relating to the shares of the Fund under the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended (the "Registration Statement"), appropriate state insurance laws, and any applicable provisions of the Internal Revenue Code of 1986. Should the Board of Directors of the Fund at any time make any definite determination as to investment policy and notify the Sub-Investment Adviser thereof in writing, the Sub-Investment Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

     Investment Adviser acknowledges and agrees that it has sole responsibility to ensure that Sub-Investment Adviser is properly informed of such policies and restrictions applicable to the equity portion of the Managed Series including without limitation as are: (1) contained in the Fund's Prospectus, (2) set forth in the Internal Revenue Code of 1986, as amended, (3) set forth pursuant to state insurance laws.

     Investment Adviser also acknowledges and agrees that it will be responsible to provide Sub-Investment Adviser with all necessary compliance reports to enable Sub-Investment Adviser to make purchases and sales for the equity portion of the Managed Series in accordance with the policies and restrictions to which such Series is subject. Investment Adviser also agrees that it or the Fund is responsible to provide or contract to provide accounting, custodial and any other administrative services necessary to administer the business and other affairs of the Fund.

     The Sub-Investment Adviser shall take, on behalf of the equity portion of the Managed Series, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Series' account with brokers or dealers selected by it, and to that end, the Sub-Investment Adviser is authorized as the agent of the Fund to give instructions to the Custodian of the Fund as to deliveries of securities and payments of cash for the account of the equity portion of the Managed Series. In connection with the selection of such brokers or dealers and the placing of such orders with respect to assets of the equity portion of the Managed Series, the Sub-Investment Adviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board of Directors of the Fund and set forth in the Registration Statement. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Sub-Investment Adviser may select brokers or dealers with which it or the Fund is affiliated.

     In addition to seeking the best price and execution, the Sub-Investment Adviser may also take into consideration research and statistical information and wire and other quotation services provided to the Sub-Investment Adviser which may justify brokerage commissions at a higher cost to the Series then may result when allocating brokerages to other brokers on the basis of seeking best price and execution. However, the Sub-Investment Adviser shall select only brokers whose commissions it believes are reasonable.

     The Sub-Investment Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Sub-Investment Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations.


                                  ARTICLE II
                                  ----------

                          Sub-Investment Advisory Fee
                          ---------------------------

     The payment of investment advisory fees and the allocation of charges and expenses between the Fund and the Investment Adviser are set forth in the Investment Advisory Agreement, and nothing in this Sub-Investment Advisory Agreement shall change or affect that arrangement. The payment of investment advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Adviser shall be the sole concern of the Investment Adviser and the Sub-Investment Adviser and shall not be the responsibility of the Fund.

     For the services rendered pursuant to this Agreement, Investment Adviser will pay the Sub-Investment Adviser at the end of each calendar month, a fee, calculated daily based upon the average daily value of the net assets of the equity portion of the Managed Series of the Fund, as determined and computed in accordance with the description of the determination of the net asset value contained in the Registration Statement for the Fund, at the annual rate of 0.25%.


                                  ARTICLE III
                                  -----------

                            Limitation of Liability
                            -----------------------

     Subject to Section 36 of the Investment Company Act of 1940, as amended, the Sub-Investment Adviser shall not be liable for any error of judgement or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, and the performance of its duties hereunder except for wilful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder.

     The federal and state securities laws impose liability under certain circumstances on persons who act in good faith, and therefore nothing in this Agreement will waive or limit any rights that the contract holders may have under those laws.

                                  ARTICLE IV
                                  ----------

                   Activities of the Sub-Investment Adviser
                   ----------------------------------------

     The services of the Sub-Investment Adviser to the equity portion of the Managed Series are not deemed to be exclusive, and the Sub-Investment Adviser is free to render services to others.

     It is agreed that the Sub-Investment Adviser may use any supplemental investment research obtained for the benefit of the equity portion of the Managed Series in providing investment advice to its other investment advisory accounts. The Sub-Investment Adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the placement of business for the Sub-Investment Adviser or other entities advised by the Sub-Investment Adviser will be considered by and may be useful to the Sub-Investment Adviser in carrying out its obligations to the equity portion of the Managed Series.

     Securities held by the equity portion of the Managed Series may also be held by separate investment accounts or other mutual funds for which the Sub-Investment Adviser may act as an adviser or by the Sub-Investment Adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-Investment Adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the equity portion of the Managed Series or other entities for which the Sub-Investment Adviser or its affiliates act as investment adviser or for their advisory clients arise for consideration at or about the same time, the Sub-Investment Adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-Investment Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, it is recognized that there may be an adverse effect on price.

     It is agreed that, on occasions when the Sub-Investment Adviser deems the purchase or sale of a security to be in the best interest of the equity portion of the Managed Series as well as other accounts or companies, it may, to the extent permitted by applicable laws or regulations, but will not be obligated to, aggregate the securities to be sold or purchased for other accounts or companies in order to obtain favourable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the equity portion of the Managed Series and to such other accounts or companies. It is recognized that in some cases this procedure may adversely affect the size of the position obtainable for the equity portion of the Managed Series.

                                   ARTICLE V
                                   ---------

                               Books and Records
                               -----------------

     The Sub-Investment Adviser agrees that all books and records which it maintains for the equity portion of the Managed Series shall be made available, within five business days of a written request, to the Fund's accountants or auditors during regular business hours at the Sub-Investment Adviser's offices. The Fund or its authorized representative shall have the right to copy any records in the possession of the Sub-Investment Adviser which pertain to the Fund and as the Fund shall require in accordance with applicable law. Such books, records, information or reports shall be available to properly constitute governmental authorities consistent with state and federal law and/or regulations. The Sub-Investment Adviser shall keep confidential and shall not disclose or use any records or information obtained pursuant to this Agreement except as expressly required by state or federal law and/or regulations.

In the event of the termination of this Agreement, all such books, records, or other information shall be returned to the Fund free from any claim or assertion of rights by the Sub-Investment Adviser. The Fund shall make available to the Sub-Investment Adviser on a reasonable basis all books and records which it maintains for the equity portion of the Managed Series.

                                  ARTICLE VI
                                  ----------

                  Duration and Termination of this Agreement
                  ------------------------------------------

     This Agreement shall become effective as of the date first above written, and shall continue in effect until the date of the first annual or special meeting of shareholders of the equity portion of the Managed Series, but not later than sixteen months after the effective date of the Securities Act of 1933 Registration Statement for the equity portion of the Managed Series. Thereafter, this Agreement shall continue in effect from year to year with respect to the equity portion of the Managed Series so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the equity portion of the Managed Series, and (ii) a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding voting securities of the equity portion of the Managed Series, or by the Investment Adviser, on sixty days written notice to the other party. This Agreement may be terminated for "cause" at any time by the Board of Directors of the Fund. "Cause" is defined and limited for this purpose to mean wilful misfeasance, bad faith, or gross negligence by the Sub-Investment Adviser in the performance of its duties or reckless disregard by it of its obligations and duties under this Agreement. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Investment Advisory Agreement between the Fund and the Investment Adviser. This Agreement may be terminated without penalty, by Sub-Investment Adviser on sixty days' notice.

                                  ARTICLE VII
                                  -----------

                                  Definitions
                                  -----------

     The terms "assignment," "interested person," and "majority of the outstanding voting securities," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                 ARTICLE VIII
                                 ------------

                         Amendments of this Agreement
                         ----------------------------

     When required by applicable law, this Agreement may be amended by the parties only if such amendment is specifically approved by (i) the vote of a majority of the outstanding voting securities shares of the equity portion of the Managed Series, and (ii) a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     The Investment Adviser agrees to advise the Sub-Investment Adviser immediately:

     (a) of any request by the SEC for amendments to the Prospectus or for additional information.

     (b) of the issuance by the SEC of any stop order suspending the effectiveness of the Fund's Prospectus or the initiation of any proceedings for that purpose.

     (c) of the happening of any material event which makes untrue any statement made in the Fund's Prospectus or which requires the making of a change in either of them in order to make the statements therein not misleading.

     (d) of all actions of the SEC with respect to any amendments to the Fund's Prospectus.

     (e) of the happening of any event relating to the Investment Adviser which would have a material effect on its business.

     The Sub-Investment Adviser agrees to advise the Investment Adviser immediately:

     (a) of the happening of any material event which makes untrue any statement made in the Fund's Prospectus or which requires the making of a change in either of them in order to make the statements therein not misleading, and

     (b) of the happening of any event relating to the Sub-Investment Adviser which would have a material effect on its business.

                                  ARTICLE IX
                                  ----------

                                 Governing Law
                                 -------------

     This Agreement shall be construed and interpreted in accordance with the laws of the State of Georgia, and the applicable provisions of the Investment Company Act.


     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                              CL CAPITAL MANAGEMENT, INC.



                              By: ______________________________



                              Its: _____________________________



                              LAKETON INVESTMENT MANAGEMENT LTD.



                              By: ______________________________



                              Its: _____________________________

                       SUB-INVESTMENT ADVISORY AGREEMENT


     AGREEMENT made this 24th day of February, 1999 between CL Capital Management, Inc. (the "Investment Adviser"), a Georgia corporation, and Laketon Investment Management Ltd. (the "Sub-Investment Adviser"), a Canadian corporation:

                             W I T N E S S E T H :

     WHEREAS, Canada Life of America Series Fund, Inc., a Maryland Corporation (the "Fund") is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act"); and

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments; and

     WHEREAS, the Fund is currently comprised of six classes of stock (together with any classes subsequently added, the "Series"), each of which pursues its investment objectives through separate investment policies; and

     WHEREAS, the Sub-Investment Adviser is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Fund has employed the Investment Adviser to act as investment manager of the Fund as set forth in the Investment Advisory Agreement between the Fund and the Investment Adviser dated May 1, 1995 (the "Investment Advisory Agreement"); and

     WHEREAS, the Fund and the Investment Adviser desire to retain the Sub-Investment Adviser to render certain investment advisory services to the International Equity Series in the manner and on the terms hereinafter set forth;

     NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Investment Adviser and the Sub-Investment Adviser hereby agree as follows:

                                   ARTICLE I
                                   ---------

                     Duties of the Sub-Investment Adviser
                     ------------------------------------

     The Investment Adviser hereby employs the Sub-Investment Adviser to act as the investment adviser of the International Equity Series of the Fund, and to furnish the investment advisory services described below, subject to the supervision of the Board of Directors of the Fund and the Investment Adviser, for the period and on the terms and conditions set forth in this Agreement. The Sub-Investment Adviser hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-Investment Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or shall in no way be deemed an agent of the Fund.

     The Sub-Investment Adviser, shall provide the International Equity Series with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of such Series, shall furnish continuously an investment program for such Series, shall determine from time to time which securities shall be purchased, sold or exchanged, determine how voting and other rights with respect to the securities of the International Equity Series shall be exercised, and what portions of such Series shall be held in the various securities in which the Series invests or cash, and shall take such steps as are necessary to implement any overall investment plan for such Series, including providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments. The Sub-Investment Adviser's services shall be subject always to the control and supervision of the Board of Directors of the Fund and the Investment Adviser, the restrictions of the Articles of Incorporation and By-Laws of the Fund, as amended from time to time, the provisions of the Investment Company Act, the statements relating to the investment objectives of the International Equity Series, investment policies and investment restrictions as the same are set forth in the currently effective registration statement relating to the shares of the Fund under the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended (the "Registration Statement"), appropriate state insurance laws, and any applicable provisions of the Internal Revenue Code of 1986. Should the Board of Directors of the Fund at any time make any definite determination as to investment policy and notify the Sub-Investment Adviser thereof in writing, the Sub-Investment Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

     Investment Adviser acknowledges and agrees that it has sole responsibility to ensure that Sub-Investment Adviser is properly informed of such policies and restrictions applicable to the International Equity Series including without limitation as are, (i) contained in the Fund's Prospectus, (ii) set forth in the Internal Revenue Code of 1986, as amended, (iii) set forth pursuant to state insurance laws.

     Investment Adviser also acknowledges and agrees that it will be responsible to provide Sub-Investment Adviser with all necessary compliance reports to enable Sub-Investment Adviser to make purchases and sales for the International Equity Series in accordance with the policies and restrictions to which such Series is subject. Investment Adviser also agrees that it or the Fund is responsible to provide or contract to provide accounting, custodial and any other administrative services necessary to administer the business and other affairs of the Fund.

     The Sub-Investment Adviser shall take, on behalf of the International Equity Series, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Series' account with brokers or dealers selected by it, and to that end, the Sub-Investment Adviser is authorized as the agent of the Fund to give instructions to the Custodian of the Fund as to deliveries of securities and payments of cash for the account of the International Equity Series. In connection with the selection of such brokers or dealers and the placing of such orders with respect to assets of the International Equity Series, the Sub-Investment Adviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board of Directors of the Fund and set forth in the Registration Statement. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Sub-Investment Adviser may select brokers or dealers with which it or the Fund is affiliated.

  In addition to seeking the best price and execution, the Sub-Investment Adviser may also take into consideration research and statistical information and wire and other quotation services provided to the Sub-Investment Adviser which may justify brokerage commissions at a higher cost to the Series then may result when allocating brokerages to other brokers on the basis of seeking best price and execution. However, the Sub-Investment Adviser shall select only brokers whose commissions it believes are reasonable.

     The Sub-Investment Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Sub-Investment Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations.

                                  ARTICLE II
                                  ----------

                          Sub-Investment Advisory Fee
                          ---------------------------

     The payment of investment advisory fees and the allocation of charges and expenses between the Fund and the Investment Adviser are set forth in the Investment Advisory Agreement, and nothing in this Sub-Investment Advisory Agreement shall change or affect that arrangement. The payment of investment advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Adviser shall be the sole concern of the Investment Adviser and the Sub-Investment Adviser and shall not be the responsibility of the Fund.

     For the services rendered pursuant to this Agreement, Investment Adviser will pay the Sub-Investment Adviser at the end of each calendar month, a fee, calculated daily based upon the average daily value of the net assets of the International Equity Series of the Fund, as determined and computed in accordance with the description of the determination of the net asset value contained in the Registration Statement for the Fund, at the annual rate of 0.30%.

                                  ARTICLE III
                                  -----------

                            Limitation of Liability
                            -----------------------

     Subject to Section 36 of the Investment Company Act of 1940, as amended, the Sub-Investment Adviser shall not be liable for any error of judgement or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, and the performance of its duties hereunder except for wilful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder.

     The federal and state securities laws impose liability under certain circumstances on persons who act in good faith, and therefore nothing in this Agreement will waive or limit any rights that the contract holders may have under those laws.

                                  ARTICLE IV
                                  ----------

                   Activities of the Sub-Investment Adviser
                   ----------------------------------------

     The services of the Sub-Investment Adviser to the International Equity Series are not deemed to be exclusive, and the Sub-Investment Adviser is free to render services to others.

     It is agreed that the Sub-Investment Adviser may use any supplemental investment research obtained for the benefit of the International Equity Series in providing investment advice to its other investment advisory accounts. The Sub-Investment Adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the placement of business for the Sub-Investment Adviser or other entities advised by the Sub-Investment Adviser will be considered by and may be useful to the Sub-Investment Adviser in carrying out its obligations to the International Equity Series.

     Securities held by the International Equity Series may also be held by separate investment accounts or other mutual funds for which the Sub-Investment Adviser may act as an adviser or by the Sub-Investment Adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-Investment Adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the International Equity Series or other entities for which the Sub-Investment Adviser or its affiliates act as investment adviser or for their advisory clients arise for consideration at or about the same time, the Sub-Investment Adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-Investment Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, it is recognized that there may be an adverse effect on price.

     It is agreed that, on occasions when the Sub-Investment Adviser deems the purchase or sale of a security to be in the best interest of the International Equity Series as well as other accounts or companies, it may, to the extent permitted by applicable laws or regulations, but will not be obligated to, aggregate the securities to be sold or purchased for other accounts or companies in order to obtain favourable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the International Equity Series and to such other accounts or companies. It is recognized that in some cases this procedure may adversely affect the size of the position obtainable for the International Equity Series.

                                   ARTICLE V
                                   ---------

                               Books and Records
                               -----------------

     The Sub-Investment Adviser agrees that all books and records which it maintains for the International Equity Series shall be made available, within five business days of a written request, to the Fund's accountants or auditors during regular business hours at the Sub-Investment Adviser's offices. The Fund or its authorized representative shall have the right to copy any records in the possession of the Sub-Investment Adviser which pertain to the Fund and as the Fund shall require in accordance with applicable law. Such books, records, information or reports shall be available to properly constitute governmental authorities consistent with state and federal law and/or regulations. The Sub-Investment Adviser shall keep confidential and shall not disclose or use any records or information obtained pursuant to this Agreement except as expressly required by state or federal law and/or regulations.

In the event of the termination of this Agreement, all such books, records, or other information shall be returned to the Fund free from any claim or assertion of rights by the Sub-Investment Adviser. The Fund shall make available to the Sub-Investment Adviser on a reasonable basis all books and records which it maintains for the International Equity Series.

                                  ARTICLE VI
                                  ----------

                  Duration and Termination of this Agreement
                  ------------------------------------------

     This Agreement shall become effective as of the date first above written, and shall continue in effect until the date of the first annual or special meeting of shareholders of the International Equity Series, but not later than sixteen months after the effective date of the Securities Act of 1933 Registration Statement for the International Equity Series. Thereafter, this Agreement shall continue in effect from year to year with respect to the International Equity Series so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the International Equity Series, and (ii) a majority of those Directors of the

Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding voting securities of the International Equity Series, or by the Investment Adviser, on sixty days written notice to the other party. This Agreement may be terminated for "cause" at any time by the Board of Directors of the Fund. "Cause" is defined and limited for this purpose to mean wilful misfeasance, bad faith, or gross negligence by the Sub-Investment Adviser in the performance of its duties or reckless disregard by it of its obligations and duties under this Agreement. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Investment Advisory Agreement between the Fund and the Investment Adviser. This Agreement may be terminated without penalty, by Sub-Investment Adviser on sixty days' notice.

                                  ARTICLE VII
                                  -----------

                                  DEFINITIONS
                                  -----------

     The terms "assignment," "interested person," and "majority of the outstanding voting securities," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                 ARTICLE VIII
                                 ------------

                         Amendments of this Agreement
                         ----------------------------

     When required by applicable law, this Agreement may be amended by the parties only if such amendment is specifically approved by (i) the vote of a majority of the outstanding voting securities shares of the International Equity Series, and (ii) a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     The Investment Adviser agrees to advise the Sub-Investment Adviser immediately:

     (a) of any request by the SEC for amendments to the Prospectus or for additional information.

     (b) of the issuance by the SEC of any stop order suspending the effectiveness of the Fund's Prospectus or the initiation of any proceedings for that purpose.

     (c) of the happening of any material event which makes untrue any statement made in the Fund's Prospectus or which requires the making of a change in either of them in order to make the statements therein not misleading.

     (d) of all actions of the SEC with respect to any amendments to the Fund's Prospectus.

     (e) of the happening of any event relating to the Investment Adviser which would have a material effect on its business.

     The Sub-Investment Adviser agrees to advise the Investment Adviser immediately:

     (a) of the happening of any material event which makes untrue any statement made in the Fund's Prospectus or which requires the making of a change in either of them in order to make the statements therein not misleading, and

     (b) of the happening of any event relating to the Sub-Investment Adviser which would have a material effect on its business.

                                  ARTICLE IX
                                  ----------

                                 GOVERNING LAW
                                 -------------

     This Agreement shall be construed and interpreted in accordance with the laws of the State of Georgia, and the applicable provisions of the Investment Company Act.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                   CL CAPITAL MANAGEMENT, INC.


                                   By:______________________________

                                   Its:_____________________________


                                   LAKETON INVESTMENT MANAGEMENT LTD.


                                   By:______________________________

                                   Its:_____________________________

                       SUB-INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made this 24th day of February, 1999 between CL
Capital Management, Inc. (the "Investment Adviser"), a Georgia corporation, and Laketon Investment Management Ltd. (the "Sub-Investment Adviser"), a Canadian corporation:

                             W I T N E S S E T H :

     WHEREAS, Canada Life of America Series Fund, Inc., a Maryland Corporation (the "Fund") is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act"); and

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments; and

     WHEREAS, the Fund is currently comprised of six classes of stock (together with any classes subsequently added, the "Series"), each of which pursues its investment objectives through separate investment policies; and

     WHEREAS, the Sub-Investment Adviser is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Fund has employed the Investment Adviser to act as investment manager of the Fund as set forth in the Investment Advisory Agreement between the Fund and the Investment Adviser dated May 1, 1995 (the "Investment Advisory Agreement"); and

     WHEREAS, the Fund and the Investment Adviser desire to retain the Sub-Investment Adviser to render certain investment advisory services to the Value Equity Series in the manner and on the terms hereinafter set forth;

     NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Investment Adviser and the Sub-Investment Adviser hereby agree as follows:

                                   ARTICLE I
                                   ---------

                     Duties of the Sub-Investment Adviser
                     ------------------------------------

     The Investment Adviser hereby employs the Sub-Investment Adviser to act as the investment adviser of the Value Equity Series of the Fund, and to furnish the investment advisory services described below, subject to the supervision of the Board of Directors of the Fund and the Investment Adviser, for the period and on the terms and conditions set forth in this Agreement. The Sub-Investment Adviser hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-Investment Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or shall in no way be deemed an agent of the Fund.

     The Sub-Investment Adviser, shall provide the Value Equity Series with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of such Series, shall furnish continuously an investment program for such Series, shall determine from time to time which securities shall be purchased, sold or exchanged, determine how voting and other rights with respect to the securities of the Value Equity Series shall be exercised, and what portions of such Series shall be held in the various securities in which the Series invests or cash, and shall take such steps as are necessary to implement any overall investment plan for such Series, including providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments. The Sub-Investment Adviser's services shall be subject always to the control and supervision of the Board of Directors of the Fund and the Investment Adviser, the restrictions of the Articles of Incorporation and By-Laws of the Fund, as amended from time to time, the provisions of the Investment Company Act, the statements relating to the investment objectives of the Value Equity Series, investment policies and investment restrictions as the same are set forth in the currently effective registration statement relating to the shares of the Fund under the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended (the "Registration Statement"), appropriate state insurance laws, and any applicable provisions of the Internal Revenue Code of 1986. Should the Board of Directors of the Fund at any time make any definite determination as to investment policy and notify the Sub-Investment Adviser thereof in writing, the Sub-Investment Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

     Investment Adviser acknowledges and agrees that it has sole responsibility to ensure that Sub-Investment Adviser is properly informed of such policies and restrictions applicable to the Value Equity Series including without limitation as are, (i) contained in the Fund's Prospectus, (ii) set forth in the Internal Revenue Code of 1986, as amended, (iii) set forth pursuant to state insurance laws.

     Investment Adviser also acknowledges and agrees that it will be responsible to provide Sub-Investment Adviser with all necessary compliance reports to enable Sub-Investment Adviser to make purchases and sales for the Value Equity Series in accordance with the policies and restrictions to which such Series is subject. Investment Adviser also agrees that it or the Fund is responsible to provide or contract to provide accounting, custodial and any other administrative services necessary to administer the business and other affairs of the Fund.

     The Sub-Investment Adviser shall take, on behalf of the Value Equity Series, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Series' account with brokers or dealers selected by it, and to that end, the Sub-Investment Adviser is authorized as the agent of the Fund to give instructions to the Custodian of the Fund as to deliveries of securities and payments of cash for the account of the Value Equity Series. In connection with the selection of such brokers or dealers and the placing of such orders with respect to assets of the Value Equity Series, the Sub-Investment Adviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board of Directors of the Fund and set forth in the Registration Statement. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Sub-Investment Adviser may select brokers or dealers with which it or the Fund is affiliated.

  In addition to seeking the best price and execution, the Sub-Investment Adviser may also take into consideration research and statistical information and wire and other quotation services provided to the Sub-Investment Adviser which may justify brokerage commissions at a higher cost to the Series then may result when allocating brokerages to other brokers on the basis of seeking best price and execution. However, the Sub-Investment Adviser shall select only brokers whose commissions it believes are reasonable.

     The Sub-Investment Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Sub-Investment Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations.

                                  ARTICLE II
                                  ----------

                          Sub-Investment Advisory Fee
                          ---------------------------

     The payment of investment advisory fees and the allocation of charges and expenses between the Fund and the Investment Adviser are set forth in the Investment Advisory Agreement, and nothing in this Sub-Investment Advisory Agreement shall change or affect that arrangement. The payment of investment advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Adviser shall be the sole concern of the Investment Adviser and the Sub-Investment Adviser and shall not be the responsibility of the Fund.

     For the services rendered pursuant to this Agreement, Investment Adviser will pay the Sub-Investment Adviser at the end of each calendar month, a fee, calculated daily based upon the average daily value of the net assets of the Value Equity Series of the Fund, as determined and computed in accordance with the description of the determination of the net asset value contained in the Registration Statement for the Fund, at the annual rate of 0.25%.

                                  ARTICLE III
                                  -----------

                            Limitation of Liability
                            -----------------------

     Subject to Section 36 of the Investment Company Act of 1940, as amended, the Sub-Investment Adviser shall not be liable for any error of judgement or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, and the performance of its duties hereunder except for wilful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder.

     The federal and state securities laws impose liability under certain circumstances on persons who act in good faith, and therefore nothing in this Agreement will waive or limit any rights that the contract holders may have under those laws.

                                  ARTICLE IV
                                  ----------

                   Activities of the Sub-Investment Adviser
                   ----------------------------------------

     The services of the Sub-Investment Adviser to the Value Equity Series are not deemed to be exclusive, and the Sub-Investment Adviser is free to render services to others.

     It is agreed that the Sub-Investment Adviser may use any supplemental investment research obtained for the benefit of the Value Equity Series in providing investment advice to its other investment advisory accounts. The Sub-Investment Adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the placement of business for the Sub-Investment Adviser or other entities advised by the Sub-Investment Adviser will be considered by and may be useful to the Sub-Investment Adviser in carrying out its obligations to the Value Equity Series.

     Securities held by the Value Equity Series may also be held by separate investment accounts or other mutual funds for which the Sub-Investment Adviser may act as an adviser or by the Sub-Investment Adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-Investment Adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Value Equity Series or other entities for which the Sub-Investment Adviser or its affiliates act as investment adviser or for their advisory clients arise for consideration at or about the same time, the Sub-Investment Adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-Investment Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, it is recognized that there may be an adverse effect on price.

     It is agreed that, on occasions when the Sub-Investment Adviser deems the purchase or sale of a security to be in the best interest of the Value Equity Series as well as other accounts or companies, it may, to the extent permitted by applicable laws or regulations, but will not be obligated to, aggregate the securities to be sold or purchased for other accounts or companies in order to obtain favourable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Value Equity Series and to such other accounts or companies. It is recognized that in some cases this procedure may adversely affect the size of the position obtainable for the Value Equity Series.

                                   ARTICLE V
                                   ---------

                               Books and Records
                               -----------------

     The Sub-Investment Adviser agrees that all books and records which it maintains for the Value Equity Series shall be made available, within five business days of a written request, to the Fund's accountants or auditors during regular business hours at the Sub-Investment Adviser's offices. The Fund or its authorized representative shall have the right to copy any records in the possession of the Sub-Investment Adviser which pertain to the Fund and as the Fund shall require in accordance with applicable law. Such books, records, information or reports shall be available to properly constitute governmental authorities consistent with state and federal law and/or regulations. The Sub-Investment Adviser shall keep confidential and shall not disclose or use any records or information obtained pursuant to this Agreement except as expressly required by state or federal law and/or regulations.

In the event of the termination of this Agreement, all such books, records, or other information shall be returned to the Fund free from any claim or assertion of rights by the Sub-Investment Adviser. The Fund shall make available to the Sub-Investment Adviser on a reasonable basis all books and records which it maintains for the Value Equity Series.

                                  ARTICLE VI
                                  ----------

                  Duration and Termination of this Agreement
                  ------------------------------------------

     This Agreement shall become effective as of the date first above written, and shall continue in effect until the date of the first annual or special meeting of shareholders of the Value Equity Series, but not later than sixteen months after the effective date of the Securities Act of 1933 Registration Statement for the Value Equity Series. Thereafter, this Agreement shall continue in effect from year to year with respect to the Value Equity Series so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Value Equity Series, and (ii) a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding voting securities of the Value Equity Series, or by the Investment Adviser, on sixty days written notice to the other party. This Agreement may be terminated for "cause" at any time by the Board of Directors of the Fund. "Cause" is defined and limited for this purpose to mean wilful misfeasance, bad faith, or gross negligence by the Sub-Investment Adviser in the performance of its duties or reckless disregard by it of its obligations and duties under this Agreement. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Investment Advisory Agreement between the Fund and the Investment Adviser. This Agreement may be terminated without penalty, by Sub-Investment Adviser on sixty days' notice.

                                  ARTICLE VII
                                  -----------

                                  Definitions
                                  -----------

     The terms "assignment," "interested person," and "majority of the outstanding voting securities," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                 ARTICLE VIII
                                 ------------

                         Amendments of this Agreement
                         ----------------------------

     When required by applicable law, this Agreement may be amended by the parties only if such amendment is specifically approved by (i) the vote of a majority of the outstanding voting securities shares of the Value Equity Series, and (ii) a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     The Investment Adviser agrees to advise the Sub-Investment Adviser immediately:

     (a) of any request by the SEC for amendments to the Prospectus or for additional information.

     (b) of the issuance by the SEC of any stop order suspending the effectiveness of the Fund's Prospectus or the initiation of any proceedings for that purpose.

     (c) of the happening of any material event which makes untrue any statement made in the Fund's Prospectus or which requires the making of a change in either of them in order to make the statements therein not misleading.

     (d) of all actions of the SEC with respect to any amendments to the Fund's Prospectus.

     (e) of the happening of any event relating to the Investment Adviser which would have a material effect on its business.

     The Sub-Investment Adviser agrees to advise the Investment Adviser immediately:

     (a) of the happening of any material event which makes untrue any statement made in the Fund's Prospectus or which requires the making of a change in either of them in order to make the statements therein not misleading, and

     (b) of the happening of any event relating to the Sub-Investment Adviser which would have a material effect on its business.

                                  ARTICLE IX
                                  ----------

                                 Governing Law
                                 -------------

     This Agreement shall be construed and interpreted in accordance with the laws of the State of Georgia, and the applicable provisions of the Investment Company Act.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                   CL CAPITAL MANAGEMENT, INC.



                                   By:______________________________

                                   Its:_____________________________



                                   LAKETON INVESTMENT MANAGEMENT LTD.


                                   By:______________________________

                                   Its:_____________________________

                            VOTING INSTRUCTION FORM

                   CANADA LIFE OF AMERICA SERIES FUND, INC.
                            VALUE EQUITY PORTFOLIO

     VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR A SPECIAL MEETING OF SHAREHOLDERS OF VALUE EQUITY PORTFOLIO OF CANADA LIFE OF AMERICA SERIES FUND, INC. (THE "COMPANY"), ON APRIL 15, 1999 OR ANY ADJOURNMENT(S) (THE "MEETING").

     I hereby instruct Canada Life Insurance Company of America ("CLICA") or Canada Life Insurance Company of New York ("CLNY") to vote the shares of Value Equity Portfolio of Canada Life of America Series Fund, Inc. (the "Company") as to which I am entitled to give instructions, as shown above at the Meeting to be held at 10:00 a.m. on April 15, 1999, Eastern time, at 6201 Powers Ferry Road, N.W., Suite 600, Atlanta, Georgia 30339, as follows:

     (1) To approve a sub-investment advisory agreement between CL Capital Management, Inc. ("CLCM") and LAKETON Investment Management Ltd. ("LAKETON") with respect to Value Equity Portfolio, the material terms of which are substantially similar to those of the current advisory agreement for Value Equity Portfolio, except that LAKETON will act subject to the supervision of CLCM, and CLCM will be solely responsible for payment to LAKETON of the subadvisory fees payable for the Portfolio:

     Value Equity Portfolio    ____For         ____Against        ____Abstain

                     THE BOARD OF DIRECTORS OF THE COMPANY
                      RECOMMENDS A VOTE FOR THIS PROPOSAL

              PLEASE SIGN AND DATE THIS FORM AND RETURN PROMPTLY

     I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated March 25, 1999. THIS INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS INSTRUCTION WILL BE VOTED "FOR" THIS PROPOSAL.

     This instruction may be revoked at any time prior to the Meeting by notifying the President or the Assistant Secretary of the Company in writing.

_____________________________   ___________________________
Contract Owner Signature        Date

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting Instruction Form. If the individual is a fiduciary (e.g. attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his or her full title.

                            VOTING INSTRUCTION FORM

                   CANADA LIFE OF AMERICA SERIES FUND, INC.
                               MANAGED PORTFOLIO

     VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR A SPECIAL MEETING OF SHAREHOLDERS OF MANAGED PORTFOLIO OF CANADA LIFE OF AMERICA SERIES FUND, INC. (THE "COMPANY"), ON APRIL 15, 1999 OR ANY ADJOURNMENT(S) (THE "MEETING").

     I hereby instruct Canada Life Insurance Company of America ("CLICA") or Canada Life Insurance Company of New York ("CLNY") to vote the shares of Managed Portfolio of Canada Life of America Series Fund, Inc. (the "Company") as to which I am entitled to give instructions, as shown above at the Meeting to be held at 10:00 a.m. on April 15, 1999, Eastern time, at 6201 Powers Ferry Road, N.W., Suite 600, Atlanta, Georgia 30339, as follows:

     (1) To approve a sub-investment advisory agreement between CL Capital Management, Inc. ("CLCM") and LAKETON Investment Management Ltd. ("LAKETON") with respect to the equity portion of Managed Portfolio, the material terms of which are substantially similar to those of the current advisory agreement for Managed Portfolio, except that LAKETON will act subject to the supervision of CLCM, and CLCM will be solely responsible for payment to LAKETON of the subadvisory fees payable for the Portfolio:

     Managed Portfolio    ____For         ____Against        ____Abstain

                     THE BOARD OF DIRECTORS OF THE COMPANY
                      RECOMMENDS A VOTE FOR THIS PROPOSAL

              PLEASE SIGN AND DATE THIS FORM AND RETURN PROMPTLY

     I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated March 25, 1999. THIS INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS INSTRUCTION WILL BE VOTED "FOR" THIS PROPOSAL.

     This instruction may be revoked at any time prior to the Meeting by notifying the Company's President or Assistant Secretary in writing.

____________________________    ___________________________
Contract Owner Signature        Date

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting Instruction Form. If the individual is a fiduciary (e.g. attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his or her full title.

                            VOTING INSTRUCTION FORM

                   CANADA LIFE OF AMERICA SERIES FUND, INC.
                             INTERNATIONAL EQUITY

     VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR A SPECIAL MEETING OF SHAREHOLDERS OF INTERNATIONAL EQUITY PORTFOLIO OF CANADA LIFE OF AMERICA SERIES FUND, INC. (THE "COMPANY"), ON APRIL 15, 1999 OR ANY ADJOURNMENT(S) (THE "MEETING").

     I hereby instruct Canada Life Insurance Company of America ("CLICA") or Canada Life Insurance Company of New York ("CLNY") to vote the shares of International Equity Portfolio of Canada Life of America Series Fund, Inc. (the "Company") as to which I am entitled to give instructions, as shown above at the Meeting to be held at 10:00 a.m. on April 15, 1999, Eastern time, at 6201 Powers Ferry Road, N.W., Suite 600, Atlanta, Georgia 30339, as follows:

     (1) To approve a sub-investment advisory agreement between CL Capital Management, Inc. ("CLCM") and LAKETON Investment Management Ltd. ("LAKETON") with respect to the International Equity Portfolio, the material terms of which are substantially similar to those of the current advisory agreement for International Equity Portfolio, except that LAKETON will act subject to the supervision of CLCM, and CLCM will be solely responsible for payment to LAKETON of the subadvisory fees payable for the Portfolio:

     International Equity Portfolio    ____For      ____Against    ____Abstain

                     THE BOARD OF DIRECTORS OF THE COMPANY
                      RECOMMENDS A VOTE FOR THIS PROPOSAL

              PLEASE SIGN AND DATE THIS FORM AND RETURN PROMPTLY

     I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated March 25, 1999. THIS INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS INSTRUCTION WILL BE VOTED "FOR" THIS PROPOSAL.

     This instruction may be revoked at any time prior to the Meeting by notifying the Company's President or Assistant Secretary in writing.

___________________________     ___________________________
Contract Owner Signature        Date

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting Instruction Form. If the individual is a fiduciary (e.g. attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his or her full title.